Exhibit 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William G. Van Dyke, William M. Cook and Norman C. Linnell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the offering of shares of common stock of Donaldson Company, Inc. pursuant to the Donaldson Company, Inc. Retirement Savings Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 25th day of July, 2003.


SIGNATURE                       TITLE


/s/ William G. Van Dyke         Chairman, President and Chief Executive Officer
----------------------------    (principal executive officer)
William G. Van Dyke

/s/ William M. Cook             Senior Vice President, International and Chief
----------------------------    Financial Officer
William M. Cook                 (principal financial officer)

/s/ Thomas A. Windfeldt         Vice President, Controller and Treasurer
----------------------------    (principal accounting officer)
Thomas A. Windfeldt

/s/ F. Guillaume Bastiaens      Director
----------------------------
F. Guillaume Bastiaens

/s/ Janet M. Dolan              Director
----------------------------
Janet M. Dolan

/s/ Jack W. Eugster             Director
----------------------------
Jack W. Eugster

/s/ John F. Grundhofer          Director
----------------------------
John F. Grundhofer

/s/ Kendrick B. Melrose         Director
----------------------------
Kendrick B. Melrose

                                Director
----------------------------
Paul David Miller

/s/ Jeffrey Noddle              Director
----------------------------
Jeffrey Noddle

                                Director
----------------------------
Stephen W. Sanger

/s/ John P. Wiehoff             Director
----------------------------
John P. Wiehoff